EXHIBIT 10.8

Heathkit(R)
EDUCATIONAL SYSTEMS







April 19, 1999

Please sign this contract on both pages.

Return this entire contract back to may attention and I will then send you your completed signed contract along with the new Heathkit
Distributor Price List.

Any questions, please give me a call.

Return to:

Heathkit Company
Attn: Carolyn Mueller
455 Riverview Drive
Benton Harbor, MI 49022

Return ASAP

Thank you,









                                                      455 Riverview Drive
                                                  Benton Harbor, MI 49022
                                                          Ph. 616.925.600
                                                         Fx. 616.925.2898
                                                        Toll 800.253.0570
                                                         www.heathkit.com
                                                        info@heathkit.com

                           RESELLER AGREEMENT

Heathkit Company, Inc. and Lab Technologies, Inc. ("Reseller") effective as of the date written below hereby agree as follows:

1. APPOINTMENT. Heathkit appoints Reseller to exclusively sell the products set forth in Exhibit A (individually the "Products" collectively the "Products") to public education end users located in the territory described in Exhibit B (the "Territory"). The Products set forth in Exhibit A may be unilaterally deleted by Heathkit or additional Products may be added to Exhibit A with the mutual consent of the parties hereto.

2. RESELLER'S OBLIGATIONS. In consideration of its appointment herein, Reseller agrees:

     (a) To use its best efforts in the Territory to promote, display, demonstrate, and sell the Products to end-users and to promote the reputation and good will of Heathkit and the Products. Reseller agrees that its sales activity will involve face-to-face pre and post sale support for end user customers in the Territory and that it will comply with Heathkit's policies with respect to face to face customer.

     (b) To employ a sufficient number of sales and other personnel trained to explain and demonstrate the Products and to provide after-sale support of the Products.

     (c) To participate actively in all training and other activities which Heathkit may provide to support sales of and satisfaction with the Products.

     (d) To maintain a sufficient inventory of Products to meet demand in the Territory for the Products, including, but not limited to, demonstration systems and a reasonable supply of courseware and accessories. Reseller shall sell and support all Products.

     (e) To adhere to all applicable laws and regulations in advertising, promoting, and selling the Products, and not to engage in any false or misleading advertising or promotion of the Products. In addition, Reseller agrees that it will not sell or ship into another Reseller's territory or export, either directly or indirectly, any Product, system incorporating Products, or technical data or information acquired under this Agreement without first obtaining the approval of Heathkit and all necessary licenses and other approvals of the United States government.

     (f) To provide for prompt service and repair of the Products through its own service department if it is authorized to perform warranty service by Heathkit or through other arrangements with Heathkit Approved Service Centers designated by Reseller and accepted by Heathkit. Reseller also agrees to keep Heathkit reasonably informed of customer complaints and to notify Heathkit promptly of any suspected Product defects or safety problems.

     (g) To use its best efforts in meeting assigned purchase and territory improvement targets ("Targets") as described in Exhibit C of this agreement.

3. PURCHASE ORDERS. Any purchase orders or other documents submitted by Reseller under this Agreement shall be subject to acceptance by Heathkit and shall be governed solely by the provisions of this Agreement notwithstanding any different or additional items they may contain.

4.   PRICES.

     (a) The price of each Product, F.O.B. Heathkit's shipping dock, will be the Heathkit suggested retail price, less applicable
     Reseller discount, prevailing at the time of shipment to Reseller, or such other price, including a net price with no discount applicable, as Heathkit may establish from time to time.

     (b) Prices are exclusive of all sales, use, property, and the like taxes. Any such tax Heathkit may be required to collect or pay upon the sale or delivery of Products shall be paid or collected by Reseller and such sums shall in turn be promptly due and payable to Heathkit by Reseller under Heathkit's payment terms applicable to Reseller.

     (c) Heathkit reserves the right to change its prices and discounts at any time. Heathkit agrees to notify Reseller in writing of any price increase or discount reduction at least thirty (30) days prior to the effective date of such change. All shipments made as of the effective date of a price increase shall be at the new higher price; however, in no event shall price increases apply to products which were ordered prior to the notification of a price increase and scheduled by Reseller for shipment prior to the effective date of the increase.

     (d) A Reseller achieving its annual targets qualifies to receive accelerated discounts ("Accelerators") as described in Exhibit D of this agreement.

5.   PAYMENT.

     (a) Subject to the approval and policies of the Heathkit Credit Department, all invoices for purchases of Products will be payable within thirty (30) days from invoice date. Reseller agrees not to make deductions of any kind from payments due without written authorization issued by Heathkit. If Reseller fails to make payments when due, Heathkit may withhold further deliveries until the default has been remedied, or may require prepayment or other payment arrangements satisfactory to Heathkit.

     (b) Invoices not paid within the applicable period will be subject to a 1 1/2% per month interest charge on any outstanding balance, or the maximum interest allowed by law, whichever is less.

     (c) A service charge of $50.00 will be applied to each returned check. Accounts 60 days old will be placed on "Cash In Advance" status.

     (d) In the event Reseller fails to pay any part of the purchase price when due, or in the event that proceedings in bankruptcy, receivership, or insolvency are instituted by or against Reseller or its property, Heathkit may, at its option, cause the entire unpaid balance to become due and immediately payable.

6.   DELIVERY.

     (a) Deliveries will be F.O.B. Heathkit's shipping dock, at which point title and risk of loss shall pass to Reseller. Shipping and handling charges will be paid by Heathkit and billed to Reseller. Insurance coverage on all shipments is the responsibility of the Reseller.

     (b) Heathkit shall not be liable to Reseller for any failure in filing orders accepted by Heathkit resulting directly or indirectly from causes beyond the control of Heathkit including, without limitation, strikes or other labor troubles; fires, floods, delays in the delivery or shortages or materials, parts, supplies, transportation or other facilities; impossibility or impracticability of making deliveries because of the total volume of orders received by Heathkit: the whole or partial use of Heathkit products, facilities or supplies for war or other government purposes; or the laws or regulations of the United States, any state or territory, or any political subdivision thereof. Any such delay shall effect a corresponding extension of the delivery period.

7. RETURNS. No returns of Products by Reseller may be made or will be accepted by Heathkit without authorization, including a return authorization number, issued by Heathkit. All returns shall be made in accordance with standard Heathkit policies therefore.

8.   WARRANTY.

     (a) Reseller shall deliver to its customers any written warranty and other printed matter intended for the ultimate purchase (end user) of the Product and furnished by Heathkit. Reseller has no authority to obligate Heathkit on any other warranty, and any additional warranty provided by Reseller shall be clearly and conspicuously identified to the customer as the sole responsibility of Reseller.

     (b) WRITTEN WARRANTIES FURNISHED IN CONNECTION WITH THE PRODUCT ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ALL OTHER WARRANTIES ARE EXPRESSLY EXCLUDED AND NEGATED. HEATHKIT DOES NOT WARRANT ANY EQUIPMENT NOT MANUFACTURED BY HEATHKIT.

9.   SOFTWARE.

     (a) Reseller agrees not to use any software provided by Heathkit except in accordance with the license terms accompanying each software Product. Reseller understands and acknowledges that opening the envelope or breaking the seal on any software Product may render Reseller an end user under the terms of the license agreement accompanying that software Product, and may subject Reseller to the obligations of an end user.

     (b) SOFTWARE IS LICENSED (NOT SOLD). IT IS LICENSED TO RESELLERS AND/OR END USERS WITHOUT EITHER EXPRESS OR IMPLIED WARRANTIES OF ANY KIND ON AN "AS IS" BASIS. NEITHER THE SOFTWARE OWNER(S) NOR HEATHKIT MAKES ANY EXPRESS OR IMPLIED WARRANTIES TO RESELLERS OR END USERS WITH REGARD TO SOFTWARE, INCLUDING MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF PATENTS, COPYRIGHTS OR OTHER PROPRIETARY RIGHTS OF OTHERS. NONE OF THEM SHALL HAVE ANY LIABILITY OR RESPONSIBILITY TO CUSTOMERS FOR DAMAGES OF AN KIND, INCLUDING SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR RESULTING FROM ANY PROGRAM, SERVICES OR MATERIALS MADE AVAILABLE HEREUNDER OR THE USE OR MODIFICATION THEREOF.

10. INFRINGEMENT. Provided Reseller gives prompt notice to Heathkit of any claim that any Product or part thereof furnished under this Agreement constitutes and infringement of any United States patent, copyright, trade secret, or other proprietary right, Heathkit agrees to defend, indemnify, and hold Reseller harmless from and against such claim. This indemnification shall extend only to actual damages or costs awarded in a court of law, and shall not exceed the total purchase price to Reseller of the allegedly infringing Product or part, nor include loss of profits or other consequential damages suffered by Reseller.
     If any Product or part is held to constitute an infringement and its sale enjoined, Heathkit may, at its option, procure for Reseller the right to continue selling it or modify it so as to render it non-infringing. The provisions of this section shall not apply to any infringement arising from use of the Product or part to practice a method, any Product features specified by Reseller, any modification after delivery by Heathkit, or any combination of any Product or part with Product of another to form a system or combined Product. At the request and expense of Heathkit, Reseller shall cooperate with Heathkit in defending against any such action. The provisions of this section set forth the sole obligations of Heathkit for patent infringement and Reseller's exclusive remedies.

11. INDEPENDENT CONTRACTOR/LEGAL RELATIONSHIP. The relationship of the parties under this Agreement is strictly that of seller and buyer, and nothing shall be construed to constitute Reseller as an agent for or franchisee of Heathkit. Reseller acknowledges that it is an independent contractor, with complete responsibility for and discretion in the conduct of its business, and that it has no power or authority to act as Heathkit's representative or agent, or to transact business in the name of Heathkit, but will buy from Heathkit and sell in Reseller's own name for Reseller's own account and at Reseller's own expense. Reseller acknowledges that it has not been required and will not be required to pay any fee or any other payment in lieu thereof for the right to purchase or sell Products.

12.  ASSIGNMENT.

     (a) This Agreement was made in reliance upon Reseller's ability, financial responsibility, and adequacy of facilities. Therefore, this Agreement and the rights and duties of Reseller hereunder are personal and are not assignable or delegable. Any purported assignment or delegation, without the prior written consent of Heathkit shall be null and void.

     (b) If a Reseller who is a sole proprietor or a partnership later incorporates, such Reseller agrees promptly to advise Heathkit's Credit Department of the change in status to that of a corporation by certified mail, return receipt requested.

13. TRADEMARKS AND TRADE NAMES. Reseller recognizes the exclusive rights of Heathkit in its trademarks and trade names and the goodwill associated therewith, and Reseller Agrees to conduct its business in a manner consistent with the protection of such exclusive rights. Specifically, and without limiting the foregoing, Reseller agrees not to use in its corporate or business name any Heathkit trademark or trade name, unless written permission to do so is given by Heathkit, and agrees that upon expiration or termination of this Agreement, it will discontinue any representations that it is a Reseller of Heathkit products.

14.  TERM AND TERMINATION.

     (a) The term of this Agreement shall be one year commencing on the date of execution thereof by HEATHKIT. This Agreement shall be automatically renewed on each subsequent anniversary date for an additional one (1) year term unless otherwise terminated.

     (b) Either party shall have the absolute right to terminate this Agreement at any time, with or without cause, by giving the other party thirty (30) days advance written notice. Orders received or shipments to be made within such period prior to termination may be subject to special credit requirements.

     (c) If either party fails to perform any obligation under this Agreement, the other party may terminate this Agreement immediately by giving written notice of its election to do so, and such termination will become effective immediately upon mailing or dispatch of such notice.

     (d) To the extent permitted by law, HEATHKIT may terminate this Agreement without notice in the event that a receiver is appointed for Reseller or it property; Reseller becomes insolvent or unable to pay its debts or ceases to pay its debts as they mature in the ordinary course of business, or makes an assignment for the benefit of creditors; any proceedings are commenced by or against Reseller under any bankruptcy; insolvency, or debtor's relief law; or Reseller is liquidated or dissolved.

15. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER TO ANY EXTENT WHATSOEVER FOR INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES OF ANY KIND ARISING UNDER THIS AGREEMENT, OR FOR DAMAGES, EXPENDITURES, OR LOSS OF PROFITS OR PROSPECTIVE PROFITS ARISING OUT OF THE TERMINATION OF THIS AGREEMENT. TERMINATION SHALL NOT, HOWEVER, RELIEVE OR RELEASE EITHER PARTY FROM MAKING PAYMENTS WHICH MAY BE OWING TO THE OTHER PARTY UNDER THE TERMS OF THIS AGREEMENT. RESELLER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT IT SHALL NOT BE ENTITLED TO ANY TERMINATION COMPENSATION FOR GOODWILL OR FOR ORDERS FROM CUSTOMERS OBTAINED BY HEATHKIT OR ANY RESELLER AFTER TERMINATION OF THIS AGREEMENT, REGARDLESS OF PRIOR SALES EFFORT OR EXPENSE INCURRED BY RESELLER DURING THE TERM OF THIS AGREEMENT.

16. CONSTRUCTION OF AGREEMENT. This Agreement and written policies and procedures issued by HEATHKIT constitute the entire agreement between HEATHKIT and Reseller; supersede any prior communications, representations or agreements of any kind; and may not be changed except in writing signed by person duly authorized by the parties. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan. Failure to enforce any of the terms of this Agreement by either party shall not be deemed a waiver or a bar to the subsequent enforcement thereof. If any provision of this Agreement shall be held invalid, it shall not affect other provisions which can be given effect without such provisions.

Lab Technologies, Inc.             Heathkit Company, Inc.
("Reseller")                            ("HEATHKIT")

By: Gary Nelson                         By: Pete Battista
   ---------------------------

/s/ GARY NELSON     5/19/99             /s/ PETE BATTISTA    4/16/99
------------------------------          ------------------------------
Signature           Date                Signature            Date

Its:   President                        Its: President
    --------------------------
    Title

                               Exhibit "B"
                         1999 Reseller Territory



Reseller:  Lab Technologies, Inc.
           PO Box 1117
           Longmont, CO 80502-1117









Territory: Arizona
           Colorado
           New Mexico
           Utah
           Wyoming









By: /s/ GARY NELSON                Date: 5/19/99
   -----------------------------        ------------
     Lab Technologies, Inc.


By: /s/ PETE BATTISTA              Date: 4/16/99
   -----------------------------        ------------
     Heathkit Company, Inc.

                               Exhibit "C"

                          1999 Reseller Targets



                         Lab Technologies, Inc.
                           AZ, CO, NM, UT, WY

                                $220,000

                               Exhibit "D"
                      1999 Reseller "Accelerators"


* Resellers achieving their assigned annual targets will receive an additional 5% commission on purchases over assigned target.